ACCOUNTS RECEIVABLE	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Receivables [Abstract]
Financing Receivables [Text Block]

NOTE 3.   NOTES RECEIVABLE – DB ARIZONA

Our notes receivable – DB Arizona include accrued interest of $14,171 and $2,202, respectively, as of September 30, 2017 and December 31, 2016.  The loans bear interest at 14%, with principal and interest due on May 30, 2017.  The face value of the notes includes $101,500 that we loaned directly to DB Arizona and $825,000 that we acquired when we purchased GC Finance Arizona in June 2017 for $106,000.  At the time of the purchase, we estimated the fair value of the $825,000 note, which is subordinate to the $101,500 note, to be $106,000.

DB Arizona is financed with significant debt and has yet to generate positive cash flows from operations.  We have classified the notes as long-term, because DB Arizona does not currently have sufficient resources to satisfy their obligation to us and the notes are in default.  These conditions do not meet the level of probable loss required to reduce the carrying value.  In the future, however, they may be unable to generate sufficient cash flows from operations or to restructure their capital.  Accordingly, there is a reasonable possibility that we may be unable to recover all or a portion of our notes receivable from DB Arizona.

NOTE 3.  RECEIVABLES

Our accounts receivables consisted of the following:

	December 31,
	2016	2015
Accounts receivable	$225,314	$133,692
Less: Allowance for doubtful accounts	(43,100)	(9,139)
Total	$182,214	$124,553

Our note receivable – related party consists of principal of $75,000 and accrued interest of $2,202 due from DB Arizona.  The loan bears interest at 14%, with principal and interest due on May 30, 2017.

Future minimum lease payments due to us for the lease of our cultivation property in a suburb of Pueblo, Colorado consist of:

Year ending December 31
2017	$112,753
2018	115,008
2019	117,308
2020	119,655
2021	126,548
$591,272